Exhibit 10.1

AMENDMENT NO. 1

TO

SECURED CONVERTIBLE NOTE PURCHASE AGREEMENT

BETWEEN

MEADE INSTRUMENTS CORP.

AND

SUNNY OPTICS, INC.

AND

SECURED CONVERTIBLE PROMISSORY NOTE

BY

MEADE INSTRUMENTS CORP.

IN FAVOR OF

SUNNY OPTICS, INC.

Dated as of August 5, 2013

AMENDMENT NO. 1 TO SECURED CONVERTIBLE PROMISSORY NOTE AND SECURED CONVERTIBLE NOTE PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 TO SECURED CONVERTIBLE PROMISSORY NOTE AND SECURED CONVERTIBLE NOTE PURCHASE AGREEMENT, dated as of August 5, 2013 (this “Amendment No. 1”), by and between Sunny Optics, Inc., a Delaware corporation (“Purchaser”), and Meade Instruments Corp., a Delaware corporation (the “Company”). Purchaser and the Company shall be referred to individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, Purchaser and the Company entered into that certain Secured Convertible Note Purchase Agreement dated as of July 16, 2013 (the “Note Purchase Agreement”);

WHEREAS, pursuant to the Note Purchase Agreement, the Company issued that certain Secured Convertible Promissory Note, dated July 16, 2013 (the “July Note”), to Purchaser;

WHEREAS, pursuant to Section 10.9 of the Note Purchase Agreement, any term of the Note Purchase Agreement or the Notes may be amended and the observance of any term of the Note Purchase Agreement or the Notes may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Purchaser;

WHEREAS, the Parties wish to amend the July Note, and any other Note that may be issued pursuant to the Note Purchase Agreement, to reflect an additional Event of Default;

NOW THEREFORE, in consideration of the premises set forth above, the mutual promises and covenants set forth herein and for other good and valuable consideration receipt of which is acknowledged, the Parties hereby agree as follows:

1.	Defined Terms:

Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Note Purchase Agreement.

2.	Amendment to the July Note

2.1	Section 8.1 of the July Note is hereby amended to add the following new clause (g):

“(g) The Company (i) publicly announces a Change of Control Transaction with a person or entity other than the Purchaser or an affiliate of the Purchaser (any such entity or person, a “Third Party Buyer”), or (ii) enters into any agreement with respect to a Change of Control Transaction with a Third Party Buyer.”

3.	Amendment to Note Purchase Agreement

3.1	Section 8.1 of the September Note, attached as Exhibit A-2 to the Note Purchase Agreement, and Section 8.1 of the October Note, attached as Exhibit A-3 to the Note Purchase Agreement, are each hereby amended to add the following new clause (g):

“(g) The Company (i) publicly announces a Change of Control Transaction with a person or entity other than the Purchaser or an affiliate of the Purchaser (any such entity or person, a “Third Party Buyer”), or (ii) enters into any agreement with respect to a Change of Control Transaction with a Third Party Buyer.”

4.	No Other Change

The Parties hereby acknowledge and agree that the other terms and provisions of the Merger Agreement shall not be affected and shall continue in full force and effect.

5.	Counterparts, Signatures

This Amendment No. 1 may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement. This Amendment No. 1 may be executed and delivered by facsimile transmission or by e-mail delivery of a “pdf” format data file, and in the event this Amendment No. 1 is so executed and delivered, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “pdf” signature page were an original thereof.

IN WITNESS WHEREOF, Purchaser and the Company have caused this Amendment No. 1 to be signed by their respective officers or representatives thereunto duly authorized as of the date first written above.

MEADE INSTRUMENTS CORP.

By:	/s/ Steven G. Murdock
	Name:	Steven G. Murdock
	Title:	Chief Executive Officer

SUNNY OPTICS, INC.

By:	/s/ Peter Ni
	Name:	Peter Ni
	Title:	President